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                                                                   EXHIBIT 10.40

                              FIRST AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

         This First Amendment to Executive Employment Agreement (the "First Amendment") is made to be effective as of June 5, 2003 by and between Daniel D. Viren ("Executive") and R. G. Barry Corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Executive and Company are parties to an Executive Employment Agreement dated June 5, 2000 (the "Agreement");

         WHEREAS, the term of the Agreement expires on June 5, 2003;

         WHEREAS, Executive and Company desire to extend the term of the Agreement by two years; and

         WHEREAS, such extension of the term of the Agreement has been approved by the Compensation Committee and the Board of Directors of the Company;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, Company and Executive agree as follows:

         1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

                  Section 2. Term of Employment. The term of employment of Executive by the Company under this Agreement shall commence on June 5, 2000 (the "Agreement Date") and end on June 5, 2005 (the "Term of Employment").

         2. Except as expressly amended hereby, the Agreement, as amended by the First Amendment, shall remain in full force and effect.

         3. This First Amendment may be executed in any number of counterparts, and each of such counterparts, when so executed, shall be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment, to be effective as of the day and year first above written.

                                           R. G. BARRY CORPORATION

                                           By:  /s/ Gordon Zacks
                                               ---------------------------------
                                               Gordon Zacks, Chairman, President
                                               and Chief Executive Officer

                                           /s/ Daniel D. Viren
                                           -----------------------------------
                                           Daniel D. Viren